POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1996 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 6th day of March 1997.


                                   _/s/ D. Louis Peoples______
                                   D. Louis Peoples
                                   Vice Chairman of the Board and
                                      Chief Executive Officer
























                        POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1996 pursuant to the provisions of the Securities
Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 6th day of March 1997.


                                   _/s/ R. Lee Haney___________
                                   R. Lee Haney
                                   Senior Vice President and
                                     Chief Financial Officer
























                        POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1996 pursuant to the provisions of the Securities
Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 6th day of March 1997.


                                   _/s/ Edward M. McKenna______
                                   Edward M. McKenna
                                   Controller
























                        POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1996 pursuant to the provisions of the Securities
Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 6th day of March 1997.


                                   __s/ Ralph M. Baruch________
                                   Ralph M. Baruch
                                   Director
























                        POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1996 pursuant to the provisions of the Securities
Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 6th day of March 1997.


                                   ___/s/ J. Fletcher Creamer__
                                   J. Fletcher Creamer
                                   Director




















                        POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1996 pursuant to the provisions of the Securities
Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 6th day of March 1997.


                                   _/s/ Michael J. Del Giudice__
                                   Michael J. Del Giudice
                                   Director
























                        POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1996 pursuant to the provisions of the Securities
Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 6th day of March 1997.


                                   _/s/ Jon F. Hanson_________
                                   Jon F. Hanson
                                   Director
























                        POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1996 pursuant to the provisions of the Securities
Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 6th day of March 1997.


                                   __/s/ Kenneth D. McPherson__
                                   Kenneth D. McPherson
                                   Director
























                        POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1996 pursuant to the provisions of the Securities
Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 6th day of March 1997.


                                   __/s/ Robert E. Mulcahy III_
                                   Robert E. Mulcahy III
                                   Director
























                        POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1996 pursuant to the provisions of the Securities
Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 6th day of March 1997.


                                   __/s/ James F. O'Grady, Jr.__
                                   James F. O'Grady, Jr.
                                   Director
























                        POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1996 pursuant to the provisions of the Securities
Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 6th day of March 1997.


                                   __/s/ Frederic V. Salerno___
                                   Frederic V. Salerno
                                   Director
























                        POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1996 pursuant to the provisions of the Securities
Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO her true and lawful attorney, for her and in her name, place and stead, and in her office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as she might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set her hand and seal this 6th day of March 1997.


                                   __/s/ Linda C. Taliaferro____
                                   Linda C. Taliaferro
                                   Director
























                        POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1996 pursuant to the provisions of the Securities
Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 6th day of March 1997.


                                   __/s/ H. Kent Vanderhoef____
                                   H. Kent Vanderhoef
                                   Chairman of the Board of
Directors